UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

FORUM MERGER II CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On September 21, 2020, Forum Merger II Corporation (“Forum”) and Ittella International, LLC (“Tattooed Chef”) issued a joint press release reminding Forum’s stockholders to vote in favor of the proposal to extend the date by which Forum has to consummate its initial business combination from September 30, 2020 to October 30, 2020 and the related adjournment proposal at its special meeting of stockholders to be held in virtual format on Thursday, September 24, 2020 at 8:30 a.m. ET. A copy of the press release is below and is being filed herewith as definitive additional materials.

Forum Merger II Corporation Reminds Shareholders to Vote in Favor of Extension to October 30, 2020

Special Meeting of Stockholders to Approve Extension to be Held on September 24, 2020

Paramount, California and Delray Beach, Florida—September 21, 2020 (GLOBE NEWSWIRE) – Forum Merger II Corporation (Nasdaq: FMCI) (“Forum” or the “Company”) reminds stockholders to vote in favor of the proposal to extend the date by which the Company has to consummate a business combination from September 30, 2020 to October 30, 2020 (the “Extension Amendment”) and the related adjournment proposal at its special meeting of stockholders to be held in virtual format on Thursday, September 24, 2020 at 8:30 a.m. ET. The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced business combination with Ittella International, a plant-based food company with a broad portfolio of innovative products available both in private label and the “Tattooed Chef” brand (“Tattooed Chef”). Stockholders are not being asked to vote on the proposed business combination at this time. A separate vote on the proposed business combination will take place in the coming weeks.

Every stockholder’s vote is important, regardless of the number of shares the stockholder holds.  Forum requests that each stockholder promptly submits their proxy votes over the Internet by accessing the Internet website specified in the proxy card or voting instruction form provided to them, or, if they received a printed form of proxy in the mail, by completing, dating, signing and returning the proxy, so their shares will be represented at the special meeting. Forum strongly recommends that stockholders submit their proxies before the special meeting date to ensure that their shares will be represented at the special meeting if they are unable to attend. Instructions on how to vote stockholder shares are in the proxy materials that were mailed to stockholders on or about August 31, 2020 in connection with the special meeting.

If stockholders have any questions or need assistance voting their shares, please contact Morrow Sodali LLC, Forum’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing FMCI.info@investor.morrowsodali.com.

About Tattooed Chef and Ittella International

Tattooed Chef is a leading plant-based food company offering a broad portfolio of innovative plant-based food products that taste great and are sustainably sourced. Tattooed Chef’s signature products include ready-to-cook bowls, zucchini spirals, riced cauliflower, acai and smoothie bowls, and cauliflower pizza crusts, which are available in the frozen food sections of leading national retail food stores across the United States. Understanding consumer lifestyle and food trends, and a commitment to innovation, allows Tattooed Chef to continuously introduce new products. Tattooed Chef provides great-tasting, approachable, and innovative products not only to the growing group of consumers who seek to adopt a plant-based lifestyle, but to any of the “People Who Give a Crop”. For more information, please visit www.tattooedchef.com. Following completion of the proposed business combination, the combined Tattooed Chef and Forum will be renamed Tattooed Chef, Inc.

About Forum Merger II Corporation

Forum Merger II Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.forummerger.com.

Additional Information and Where to Find It

Forum has filed with the SEC a definitive proxy statement relating to the special meeting for the Extension Amendment (the “Extension Proxy Statement”) and mailed the Extension Proxy Statement to stockholders of record as of August 24, 2020. The Company has also filed a preliminary proxy statement in connection with the business combination and other matters and will mail a definitive proxy statement to its stockholders as of the record date established for voting on the proposed business combination. Forum’s stockholders and other interested persons are advised to read the Extension Proxy Statement and the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about Forum, Tattooed Chef and the proposed business combination. Forum’s stockholders may also obtain a copy of the Extension Proxy Statement and the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” “runway,” “trend,” “accelerate,” “on-track” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Forum’s or Tattooed Chef’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination due to the failure to obtain approval of the stockholders of Forum or satisfy other conditions to the closing of the proposed business combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; uncertainty surrounding the launch and ultimate success of the e-commerce platform; the need to prove ability to increase distribution to new retail customers; the outcome of any legal proceedings that may be instituted against Tattooed Chef or Forum; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in Forum’s trust account following any redemptions by Forum’s public stockholders, competition and the ability of the combined business to grow and manage growth profitably; the ability to meet Nasdaq’s listing requirements following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; and other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements filed or to be filed by Forum with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in Forum’s prior and future filings with the SEC, available at www.sec.gov. Some of these risks and uncertainties may be amplified by the COVID-19 outbreak. None of Forum or Tattooed Chef undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the Extension Proxy Statement and the preliminary proxy statement relating to the proposed business combination, and will also be contained in the definitive proxy statement, once it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact
Investor Relations
(212) 739-7860

investors@forummerger.com

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